UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 30, 2016

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

The independent registered public accounting firm of Retractable Technologies, Inc. (the “Company”), CF & Co., LLP, announced that, effective June 30, 2016, all of its partners and staff have joined Moss Adams LLP.  As a result, effective June 30, 2016, CF & Co., LLP resigned as the Company’s independent registered public accounting firm.  The Company’s Audit Committee has engaged Moss Adams LLP to serve as the Company’s independent registered public accounting firm effective June 30, 2016.

None of the reports of CF & Co., LLP on the financial statements of the Company for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim periods, through the date of this Current Report on Form 8-K, there were: (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and CF & Co., LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of CF & Co., LLP, would have caused CF & Co., LLP to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim periods, through the date of this Current Report on Form 8-K, the Company did not consult with Moss Adams LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided CF & Co., LLP a copy of the disclosures in this Current Report on Form 8-K and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not CF & Co., LLP agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated July 6, 2015 furnished by CF & Co., LLP in response to that request is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 8.01                                           Other Events.

On July 6, 2016, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing the declaration of a dividend to the Series I and II Class B Convertible Preferred Stock shareholders.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

16                                  Letter dated July 6, 2016 by CF & Co., LLP pursuant to Item 304(a) of Regulation S-K

99           Press release announcing the declaration of a dividend to the Series I and II Class B Convertible Preferred Stock shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 6, 2016		RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ Douglas W. Cowan
DOUGLAS W. COWAN
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER